                             THE CARDINAL FUND INC.

                      SUPPLEMENT DATED DECEMBER 11, 1995,
                      TO PROSPECTUS DATED FEBRUARY 1, 1995

     Capitalized terms used in this Supplement have the meaning assigned to them in the Prospectus.

     The Fund has entered into an Agreement and Plan of Reorganization and Liquidation, dated as of December 1, 1995 (the "Plan"), with The Cardinal Group, an Ohio business trust (the "Group"). Pursuant to the Plan, The Cardinal Fund, a series of the Group (the "Acquiring Fund"), would acquire all of the assets of the Fund in exchange for the assumption of all of the Fund's liabilities and a number of full and fractional shares of the Acquiring Fund having an aggregate net asset value equal to the Fund's net assets (the "Reorganization"). The Fund would then be liquidated, and the shares of the Acquiring Fund would be distributed to Fund shareholders.

     The Reorganization is subject to certain regulatory approvals and to approval by the shareholders of the Fund at a special Shareholders Meeting currently expected to be held in February, 1996. If the shareholders approve the Reorganization, it is expected that the Reorganization would be effected on or about March 31, 1996; however, the Reorganization may be effected on such earlier or later date as the Group and the Fund may determine. There can be no assurance that the Reorganization will take place when or as currently proposed.

     The following paragraph is added to the cover page of this Prospectus:

          THE SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, NOR ARE SUCH SHARES FEDERALLY INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUND INVOLVES CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

     The following two sentences are added at the end of the second paragraph under the heading "WHO MANAGES MY INVESTMENT IN THE FUND? -- Investment Adviser" on pages 13 and 14 of the Prospectus:

     As of December 22, 1995, John Bevilacqua will be primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Bevilacqua has been a Vice President and Portfolio Manager for The Ohio Company since October, 1994. Prior thereto, and since February, 1984, Mr. Bevilacqua served as Second Vice-President -- Investments for Midland Mutual Life Insurance Company, Columbus, Ohio.

     The Prospectus Supplement supersedes in its entirety the prospectus supplement dated February 22, 1995.

          INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
                              FOR FUTURE REFERENCE

--------------------------------------------------------------------------------
PROSPECTUS
                                    [LOGO]
                             THE CARDINAL FUND INC.

The Cardinal Fund Inc. (the "Fund") is a diversified, open-end, management investment company. The primary investment objective of the Fund is to achieve long-term growth of capital and income through selective participation in the long-term progress of American businesses and industries. The policy of the Fund is generally to invest in equity securities. Current income, while a factor in portfolio selection, is secondary to the Fund's primary objective. There can be no assurance that the Fund's objective will be achieved.
--------------------------------------------------------------------------------

          For further information regarding the Fund or for assistance in opening an account or redeeming shares, please call:

        In Columbus 464-5512 (opening accounts and further information)

               From other Ohio locations (800) 282-9446 toll free

                   From outside Ohio (800) 848-7734 toll free

                  Inquiries may also be made by mail addressed
                      to the Fund at its principal office:

                             155 East Broad Street
                              Columbus, Ohio 43215
--------------------------------------------------------------------------------

This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing in the Fund. This Prospectus should be retained for future reference. A Statement Of Additional Information respecting the Fund dated February 1, 1995, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. Such Statement is available upon request without charge from the Fund at the above address or by calling one of the phone numbers provided above.

     Investors should read and retain this Prospectus for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               THE OHIO COMPANY

                The date of this Prospectus is February 1, 1995

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEY FEATURES
--------------------------------------------------------------------------------

PROFESSIONAL MANAGERS..........  The Fund's portfolio is fully managed by professional portfolio managers. (See page 13.)
DIVERSIFICATION................  The Fund's portfolio of securities represents an interest in many companies and industries and therefore provides a
                                 diversification of risk.
REDUCED SALES CHARGE...........  An investor will pay a reduced sales charge for large investments. (See page 8.)
LOW INITIAL INVESTMENT.........  An investor can acquire shares of a portfolio of common stocks with a smaller investment than would be needed to
                                 purchase a similar portfolio directly.
FLEXIBILITY....................  You may switch once each calendar quarter from one mutual fund to another within the Cardinal Group of Funds as
                                 your personal circumstances or market conditions dictate.
                                 (See pages 14 and 15.)
RETIREMENT PROGRAMS............  The Fund is a permissible investment for qualified retirement plans.
DIVIDEND REINVESTMENT..........  You may reinvest dividends, capital gains or both in additional shares of the Fund at no charge. (See pages 4
                                 and 10.)
ACH PROCESSING.................  Investors may use Automated Clearing House ("ACH")
                                 processing for subsequent purchases of shares,
                                 redemptions, and/or distributions paid. (See page 14.)

--------------------------------------------------------------------------------
PROSPECTUS HIGHLIGHTS
--------------------------------------------------------------------------------

SHARES OFFERED.................  The Fund has authorized 30,000,000 shares of common stock, without par value (the "Shares"), all of a single
                                 class. (See page 15.)
OFFERING PRICE & SALES
  CHARGE.......................  The public offering price is equal to net asset value per share plus a sales charge equal to 4.50% of the public
                                 offering price (4.71% of net amount invested) reduced on
                                 investments of $100,000 or more (see page 8) and waived
                                 if purchasers are Qualifying Plans for whom The Ohio
                                 Company serves as a trustee or investment adviser. (See
                                 page 10.)
MINIMUM PURCHASE...............  $1,000 minimum initial investment and $50 minimum subse-
                                 quent investments. (See pages 7 and 8.)
TYPE OF COMPANY................  Diversified, open-end, management investment company, commonly known as a mutual fund. Organized as an Ohio
                                 corporation on September 16, 1966. (See page 6.)
INVESTMENT OBJECTIVE...........  Long-term growth of capital and income through selective participation in the long-term progress of American
                                 business and industry. (See page 6.)
INVESTMENT POLICIES............  The Fund generally invests in equity securities. Current income, while a factor in portfolio selection, is
                                 secondary to the primary objective. (See pages 6 and 7.)
RISK FACTORS AND SPECIAL
  CONSIDERATIONS...............  An investment in a mutual fund such as the Fund involves a certain amount of risk, including market risk, and may
                                 not be suitable for all investors. Some investment
                                 policies of the Fund may entail certain risks, including
                                 the use of repurchase agreements. (See "WHAT ARE THE
                                 INVESTMENT OBJECTIVE AND POLICIES OF THE FUND?" on pages
                                 6 and 7.)
INVESTMENT ADVISER.............  The Fund has entered into an Investment Advisory Agree-
                                 ment with The Ohio Company. Cardinal Management Corp., a
                                 wholly-owned subsidiary of The Ohio Company, acts as the
                                 Fund's transfer agent, and acts as investment adviser to
                                 and transfer agent for Cardinal Government Securities
                                 Trust, Cardinal Tax Exempt Money Trust, Cardinal
                                 Government Obligations Fund, Cardinal Balanced Fund and
                                 Cardinal Aggressive Growth Fund. (See page 13.)
MANAGEMENT FEE.................  The annual rate is .5% of the average daily net assets of the Fund. (See page 14.)
DISTRIBUTIONS..................  Dividends and distributions are made with such frequency as the Fund shall determine. (See page 10.)
REDEMPTION.....................  At net asset value per share without charge, except that broker-dealers may charge a service fee for assisting in
                                 a redemption. (See page 11.)
TRANSFER AGENT.................  Cardinal Management Corp. (See page 14.)

--------------------------------------------------------------------------------
FEE TABLE
--------------------------------------------------------------------------------

     SHAREHOLDER TRANSACTION EXPENSES
               Maximum Sales Load Imposed on Purchases
                 (as a percentage of offering price)..........................           4.50%
               Maximum Sales Load Imposed on Reinvested Dividends
                 (as a percentage of offering price)..........................              0%
               Deferred Sales Load
                 (as a percentage of original purchase price or redemption
                 proceeds, as applicable).....................................              0%
               Redemption Fees
                 (as a percentage of amount redeemed, if applicable)..........              0%
               Exchange Fee...................................................          $   0
     ANNUAL FUND OPERATING EXPENSES
       (as a percentage of average net assets)
               Management Fees................................................            .50%
               12b-1 Fees.....................................................            .00
               Other Expenses.................................................            .22
                                                                                     --------
               Total Fund Operating Expenses..................................            .72%
                                                                                  =================

                EXAMPLE                       1 YEAR        3 YEARS        5 YEARS        10 YEARS
----------------------------------------    ----------     ----------     ----------     ----------
You would pay the following expenses on
a $1,000 investment, assuming (1) 5%
annual return and (2) redemption at the
end of each time period:................       $ 52           $ 67           $ 83           $130

The purpose of the above table is to assist a potential purchaser of the Fund's Shares in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. See "WHO MANAGES MY INVESTMENT IN THE FUND?" for a more complete discussion of the shareholder transaction expenses and annual operating expenses of the Fund. The example and expenses above reflect current fees. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following Financial Highlights with respect to each of the ten fiscal years ended September 30, 1994, have been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon, together with certain financial statements, are contained in the Fund's Statement Of Additional Information and which may be obtained by shareholders and prospective investors.

FINANCIAL HIGHLIGHTS FOR EACH SHARE OF CAPITAL STOCK

OUTSTANDING THROUGHOUT EACH PERIOD*:

                                                                          YEARS ENDED SEPTEMBER 30,
                                                      -----------------------------------------------------------------
                                                        1994          1993          1992          1991          1990
                                                      ---------     ---------     ---------     ---------     ---------
Net asset value, Beginning of period................  $   12.91     $   12.95     $   11.88     $    9.28     $   11.75
Income from investment operations:
  Net investment income.............................        .31           .32           .35           .35           .42
  Net gains or losses on securities (both realized
    and unrealized).................................        .12           .55          1.37          2.70         (1.87)
                                                      ---------     ---------     ---------     ---------     ---------
  Total from investment operations..................        .43           .87          1.72          3.05         (1.45)
                                                      ---------     ---------     ---------     ---------     ---------
Less Distributions:
  Dividends (from net investment income)............       (.33)         (.29)         (.36)         (.38)         (.53)
  Distributions (from capital gains)................       (.28)         (.62)         (.29)         (.07)         (.49)
  Returns of capital................................         --            --            --            --            --
                                                      ---------     ---------     ---------     ---------     ---------
  Total Distributions...............................       (.61)         (.91)         (.65)         (.45)        (1.02)
Net asset value, End of period......................  $   12.73     $   12.91     $   12.95     $   11.88     $    9.28
                                                      =========     =========     =========     =========     =========
Total Return........................................       3.38%         6.98%        15.05%        33.54%       (13.42)%
Ratios/Supplemental Data:
Net assets, End of period (000) omitted.............  $ 246,581     $ 282,125     $ 261,392     $ 221,428     $ 168,184
Ratio of expenses to average net assets.............       0.72%         0.68%         0.67%         0.67%         0.74%
Ratio of net investment income to average net
  assets............................................       2.40%         2.46%         2.83%         3.15%         3.98%
Portfolio Turnover Rate.............................      23.20%        11.11%         6.22%        33.27%         27.1%

                                                                          YEARS ENDED SEPTEMBER 30,
                                                      -----------------------------------------------------------------
                                                        1989          1988          1987          1986          1985
                                                      ---------     ---------     ---------     ---------     ---------
Net asset value, Beginning of period................  $   10.38     $   11.73     $   10.35     $    8.55     $    7.95
Income from investment operations:
  Net investment income.............................        .41           .37           .33           .22           .24
  Net gains or losses on securities (both realized
    and unrealized).................................       1.73          (.82)         2.05          2.37          1.11
                                                      ---------     ---------     ---------     ---------     ---------
  Total from investment operations..................       2.14          (.45)         2.38          2.59          1.35
                                                      ---------     ---------     ---------     ---------     ---------
Less Distributions:
  Dividends (from net investment income)............       (.39)         (.47)         (.28)         (.23)         (.24)
  Distributions (from capital gains)................       (.38)         (.43)         (.72)         (.56)         (.51)
  Returns of capital................................         --            --            --            --            --
                                                      ---------     ---------     ---------     ---------     ---------
  Total Distributions...............................       (.77)         (.90)        (1.00)         (.79)         (.75)
Net asset value, End of period......................  $   11.75     $   10.38     $   11.73     $   10.35     $    8.55
                                                      =========     =========     =========     =========     =========
Total Return........................................      22.04%        (3.46)%       25.00%        32.56%        18.77%
Ratios/Supplemental Data:
Net assets, End of period (000) omitted.............  $ 174,156     $ 130,978     $ 136,619     $  84,972     $  34,501
Ratio of expenses to average net assets.............       0.70%         0.73%         0.75%         0.89%         0.89%
Ratio of net investment income to average net
  assets............................................       3.93%         3.77%         3.32%         3.12%         2.91%
Portfolio Turnover Rate.............................       23.2%         12.3%         13.2%         10.3%         14.4%

* The Information included in the Financial Highlights has been restated to reflect a three-for-two stock split made on January 11, 1990.

See notes to financial statements appearing in the Fund's Statement Of Additional Information.

Pursuant to a Revolving Credit Agreement between the Fund and The Fifth Third Bank dated April 10, 1992 (the "Loan Agreement"), the Fund may borrow money from The Fifth Third Bank for temporary purposes, such as to accommodate abnormally heavy redemption requests, and only in an amount not exceeding the lesser of 10% of the Fund's gross assets taken at cost or 5% of the Fund's gross assets taken at value. The table below sets forth certain information concerning the Loan Agreement.

                                               AVERAGE            AVERAGE NUMBER           AVERAGE
                      AMOUNT OF DEBT        AMOUNT OF DEBT       OF FUND'S SHARES         AMOUNT OF
   YEAR ENDED         OUTSTANDING AT         OUTSTANDING           OUTSTANDING          DEBT PER SHARE
 SEPTEMBER 30,        END OF PERIOD       DURING THE PERIOD     DURING THE PERIOD     DURING THE PERIOD
----------------    ------------------    ------------------    ------------------    ------------------
1994                        $0                  $4,565              20,614,531            $0.0002214
1993............            $0                  $1,018              21,018,555            $0.0000484

From time to time the Fund advertises "average annual total return" and "cumulative return." SUCH TOTAL RETURN FIGURES AND CUMULATIVE RETURN FIGURES ARE BASED UPON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The average annual total return advertised by the Fund refers to the return generated by an investment in the Fund over one-, five-and ten-year periods and from September 30, 1975 (which periods will be stated in the advertisement). The average annual total return over a period equates the amount of an initial investment in the Fund to the amount redeemable at the end of that period assuming that any dividends and distributions earned by an investment in the Fund are immediately reinvested and the maximum applicable sales charge is deducted from the initial investment at the time of investment. The cumulative return advertised refers to the total return on a hypothetical investment over the relevant period and equates the amount of an initial investment in the Fund to the amount redeemable at the end of that period assuming that any dividends and distributions are immediately reinvested and the maximum sales charge is deducted from the initial investment at the time of investment. If the sales charge were not deducted, the average annual total return and cumulative return advertised would be higher.

Investors may also judge the performance of the Fund by comparing its performance to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc., and Standard & Poor's Corporation, and to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc. and CDA Investment Technologies, Inc. Comparisons may also be made to the Consumer Price Index and to other indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, The Columbus Dispatch, Business Week, U.S.A. Today and Consumer Reports. In addition to performance information, general information about the Fund that appears in a publication such as those mentioned above and comparisons to such indices or data may be included in advertisements and in reports to shareholders.

Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders which may be obtained without charge by contacting the Fund at the telephone numbers set forth on the cover page of this Prospectus.

--------------------------------------------------------------------------------
WHAT IS THE FUND?
--------------------------------------------------------------------------------

The Fund was organized on September 16, 1966, as an Ohio corporation and is registered and operates as a diversified, open-end management investment company as defined in the Investment Company Act of 1940 and commonly known as a mutual fund.

--------------------------------------------------------------------------------
WHAT ARE THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND?
--------------------------------------------------------------------------------

The investment objective of the Fund is to achieve long-term growth of capital and income through selective participation in the long-term progress of American business and industries. The investment objective with respect to the Fund is a fundamental policy and as such may not be changed without a vote of the holders of a majority of the outstanding Shares of the Fund. The policy of the Fund is generally to invest in equity securities of companies which, in the opinion of The Ohio Company, are growth oriented. The securities purchased by the Fund are traded in either established over-the-counter markets or on national exchanges and are issued by companies having a market capitalization of at least $10 million. Current income, while a factor in portfolio selection, is secondary to the primary objective. This policy of normally investing in equity securities believed to have a potential for long-term capital appreciation means that the assets of the Fund will generally be subject to greater risk than may be involved in securities which do not have such growth characteristics. It is recognized, however, that there may be times when, as a temporary, defensive measure, the Fund's equity position should be reduced. At such times, and otherwise for cash management purposes, the Fund may hold its assets in cash or invest its assets in investment grade debt securities, U.S. Government securities, repurchase agreements and preferred stock.

A repurchase agreement is an agreement under which an investor (such as the Fund) purchases a security from a financial institution such as a well-established securities dealer or a bank which is a member of the Federal Reserve System which the Fund's investment adviser deems creditworthy under guidelines approved by the Fund's Board of Directors. At the time of purchase, the bank or securities dealer agrees to repurchase the underlying security at a specified time and price. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. Securities subject to repurchase agreements will be U.S. Government securities. Under the Investment Company Act of 1940, as amended (the "1940 Act"), repurchase agreements are considered to be loans by the Fund. The Fund will only enter into a repurchase agreement where (i) the underlying securities are of the type which the Fund's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying securities is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. The Ohio Company will be responsible for continuously monitoring such requirements. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

The Fund may also invest up to 10% of the value of its total assets in the securities of other investment companies subject to the limitations set forth in the 1940 Act. The Fund intends to invest in the securities of other investment companies which, in the opinion of The Ohio Company, will assist the Fund in achieving its objectives and in money market mutual funds for purposes of short-term cash management. The Fund's investment in such other investment companies may result in the duplication of fees and expenses, particularly investment advisory fees. For a further discussion of the limitations on the Fund's investments in other investment companies, see "INVESTMENT OBJECTIVES AND POLICIES -- Additional Information on Portfolio Instruments -- Securities of Other Investment Companies" in the Statement of Additional Information.

The Fund is not intended to provide a complete and balanced investment program for an investor. There is no guarantee that the investment objective of the Fund will be realized.

--------------------------------------------------------------------------------
HOW DO I PURCHASE SHARES OF THE FUND?
--------------------------------------------------------------------------------

GENERAL

The Fund's Shares may be purchased at the public offering price through The Ohio Company, principal underwriter of the Fund's Shares, at its address and telephone number set forth on the cover page of this Prospectus, and through other broker-dealers who are members of the National Association of Securities Dealers, Inc. and have sales agreements with The Ohio Company.

Subsequent purchases of Shares of the Fund may be made by ACH processing as described under "WHAT OTHER SHAREHOLDER PROGRAMS ARE PROVIDED? -- ACH Processing" below.

The minimum initial investment for individuals is $1,000, except the initial investment for an applicant investing by means of the Automatic Investment Plan (see "WHAT OTHER SHAREHOLDER PROGRAMS ARE PROVIDED?") must be at least $50. Subsequent investments must be in amounts of at least $50.

Due to the high cost of maintaining accounts, the Fund reserves the right to redeem involuntarily Shares in any account at the then current net asset value if at any time redemptions have reduced a shareholder's total investment to a net asset value below $500. A shareholder will be notified in writing that the value of the account is less than $500 and allowed 30 days to increase the account to $500 before the redemption is processed. Proceeds of redemptions so processed, including dividends declared to the date of redemption, will be promptly paid to the shareholder. Shares of the Fund may be redeemed through a securities dealer, investment adviser, agent or other fiduciary which may charge a fee for its services in connection with the redemption. No redemption charge is imposed by the Fund or by The Ohio Company, the Fund's principal distributor.

PUBLIC OFFERING PRICE

The public offering price of Shares of the Fund is the net asset value per share next determined after receipt by The Ohio Company of an order and payment, plus a sales charge as follows:

                                                          SALES CHARGE          AS A PERCENTAGE
                                                              AS A             OF OFFERING PRICE
                                                           PERCENTAGE       ------------------------
                        AMOUNT OF                          OF THE NET         SALES        DEALER'S
                   SINGLE TRANSACTION                    AMOUNT INVESTED      CHARGE      CONCESSION
   ---------------------------------------------------   ---------------    ----------    ----------
   Less than $100,000.................................         4.71%           4.50%         4.00%
   $100,000 but less than $250,000....................         3.63            3.50          3.00
   $250,000 but less than $500,000....................         2.56            2.50          2.00
   $500,000 but less than $1,000,000..................         1.52            1.50          1.00
   $1,000,000 or more.................................         0.50            0.50          0.40

(See "HOW IS NET ASSET VALUE CALCULATED?" for a description of the computation of net asset value per share.)

The above charges on investments of $100,000 or more are applicable to purchases made at one time by an individual, or an individual, his or her spouse and their children not of legal age, or a trustee, guardian or other like fiduciary of certain single trust estates or certain single fiduciary accounts.

No sales charge is imposed on purchases of Shares by officers, directors, and employees of the Fund, or by full-time employees of The Ohio Company, who have been such for at least 90 days or by qualified retirement plans for such persons.

AUTOMATIC INVESTMENT PLAN

The Fund has made arrangements to enable you to make automatic monthly or quarterly investments, in the minimum amount of $50 per transaction, from your checking account. Assuming the cooperation of your financial institution, your checking account therein will be debited to purchase Shares of the Fund on the periodic basis you select. Confirmation of your purchase of Fund Shares will be provided by the Fund. The debit of your checking account will be reflected in the checking account statement you receive from your financial institution. Please contact The Ohio Company for the appropriate form.

--------------------------------------------------------------------------------
MAY MY TAX SHELTERED RETIREMENT PLAN INVEST IN THE FUND?
--------------------------------------------------------------------------------

Shares of the Fund qualify for purchase in connection with the following tax sheltered retirement plans:

     -- Individual retirement account ("IRAs") plans

     -- Simplified Employee Pension Plans

     -- 403(b)(7) Custodial Plans sponsored by certain tax-exempt employers

     -- Pension, profit-sharing and 401(k) plans qualifying under Section 401(a) of the Internal Revenue Code.

The Ohio Company offers a wide range of services to assist employers in reducing the cost and complexity of utilizing any of the above retirement programs. These services include:

        Consulting services
        Prototype plan documents
        Low-cost recordkeeping and IRS reporting
        On-going employee educational programs
        Investment consultation
        Trust services

Please contact your local office of The Ohio Company or call 1-800-237-2169 (inside Ohio) or 1-800-237-2170 (outside Ohio) to obtain complete information regarding The Ohio Company's retirement plan services.

--------------------------------------------------------------------------------
HOW MAY I QUALIFY FOR QUANTITY DISCOUNTS?
--------------------------------------------------------------------------------

LETTER OF INTENTION

If you (including your spouse and children not of legal age) intend to purchase $100,000 or more of Shares of the Fund and of any fund of The Cardinal Group or of Cardinal Government Obligations Fund, other members of the Cardinal family of funds, which are sold with a sales charge (collectively, the "Cardinal Load Funds") during any 13-month period, you may sign a letter of intention to that effect obtained from The Ohio Company and pay the reduced sales charge applicable to the total amount of shares to be so purchased. The 13-month period during which the Letter of Intention is in effect will begin on the date of the earliest purchase to be included. In addition, trustees, guardians or other like fiduciaries of single trust estates or certain single fiduciary accounts may take advantage of the quantity discounts pursuant to a letter of intention.

A letter of intention is not a binding obligation upon you to purchase the full amount indicated. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in your name) to secure payment of the highest sales charge applicable to the shares actually purchased. If the full amount indicated is not purchased, such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional shares of the applicable Cardinal Load Fund, are not subject to escrow. The escrowed shares will not be available for disposal by you until all purchases pursuant to the letter of intention have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. To the extent that you purchase more than the dollar amount indicated on the Letter of Intention and qualify for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in sales charge will be, as you instruct, either delivered to you in cash or used to purchase additional shares of the Cardinal Load Fund designated by you subject to the rate of sales charge applicable to the actual amount of the aggregate purchases. This program, however, may be modified or eliminated at any time or from time to time by the Group without notice.

CONCURRENT PURCHASES

For purposes of qualifying for a lower sales charge, you have the privilege of combining "concurrent purchases" of Shares of the Fund and of one or more of the other Cardinal Load Funds. For example, if you concurrently purchase Shares of the Fund at the total public offering price of $50,000 and shares of another Cardinal Load Fund at the total public offering price of $50,000, the sales charge would be that applicable to a $100,000 purchase as shown in the table above. "Concurrent purchases," as described above, shall include the combined purchases of you, your spouse and your children not of legal age. To receive the applicable public offering price pursuant to this privilege, you must, at the time of purchase, give The Ohio Company sufficient information to permit confirmation of qualification. This privilege, however, may be modified or eliminated at any time or from time to time by the Group without notice thereof.

RIGHTS OF ACCUMULATION

After your initial purchase of Shares you may also be eligible to pay a reduced sales charge for your subsequent purchases of Shares where the total public offering price of Shares then being purchased plus the then aggregate current net asset value of Shares of the Fund and of shares of any Cardinal Load Fund held in your account equals $100,000 or more. You would be able to purchase Shares at the public offering price applicable to the total of (a) the total public offering price of the Shares of the Fund then being purchased plus (b) the then current net asset value of Shares of the Fund and of shares of any other Cardinal Load Fund held in your account. For purposes of determining the aggregate current net asset value of shares held in your account, you may include shares then owned by your spouse and children not of legal age.

You may obtain additional information about the foregoing special purchase method from The Ohio Company. You are responsible for notifying The Ohio Company at the time of purchase when purchases may be accumulated to take advantage of the reduced sales charge. This program, however, may be modified or eliminated at any time or from time to time by the Fund without notice thereof.

--------------------------------------------------------------------------------
ARE THERE ANY SPECIAL PURCHASE PROGRAMS FOR CERTAIN RETIREMENT PLANS?
--------------------------------------------------------------------------------

No sales charge is imposed on purchases of Shares of the Fund by trusts qualifying under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and by deferred compensation plans of state and local governments and tax exempt organizations qualifying under section 457 or 403(b) of the Code (collectively "Qualifying Plans"), so long as The Ohio Company serves as either a trustee or an investment adviser for the applicable Qualifying Plans.
--------------------------------------------------------------------------------
WHAT DISTRIBUTIONS WILL I RECEIVE?
--------------------------------------------------------------------------------

Dividends and distributions shall be made with such frequency (long term capital gains normally will be distributed only once annually) and in such amounts as the Fund from time to time shall determine and from net income and net realized capital gains of the Fund. It is the policy of the Fund to distribute, at least annually, substantially all of its net investment income and to distribute annually any net realized capital gains. Unless a shareholder specifically requests otherwise, dividends and distributions will be made only in additional Shares of the Fund and not in cash.

Shareholders may elect to receive cash distributions by using ACH processing as described under "WHAT OTHER SHAREHOLDER PROGRAMS ARE PROVIDED? - ACH Processing" below.

--------------------------------------------------------------------------------
HOW MAY I REDEEM MY SHARES?
--------------------------------------------------------------------------------

Investors may redeem Shares of the Fund at the net asset value per share next determined following the receipt by the Fund's transfer agent, Cardinal Management Corp., 215 East Capital Street, Columbus, Ohio 43215, of the following: (a) written or telephonic notice to redeem, as described more fully below, and (b) for Shares represented by certificates, either the share certificates, properly endorsed, or properly executed stock powers. See "HOW IS NET ASSET VALUE CALCULATED?", below, for a description of when net asset value is determined.

As requested, The Ohio Company, on behalf of a shareholder, will forward the foregoing notice to redeem and any share certificates or stock powers to Cardinal Management Corp. without charge. Other broker-dealers may assist a shareholder in redeeming his shares and may charge a fee for such services.

REDEMPTION BY MAIL

Shareholders may elect to redeem Shares of the Fund by submitting a written request therefor to Cardinal Management Corp., the Fund's Transfer Agent at 215 East Capital Street, Columbus, Ohio 43215. Cardinal Management Corp. will request a signature guarantee by an eligible guarantor institution as described below. However, a signature guarantee will not be required if (1) the redemption check is payable to the Shareholder(s) of record, and (2) the redemption check is mailed to the Shareholder(s) at the address of record, provided, however, that the address of record has not been changed within the preceding 15 days. For purposes of this policy, an "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations as those terms are defined in the Securities Exchange Act of 1934. Cardinal Management Corp. reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine or (2) it has reason to believe that the transaction would otherwise be improper.

REDEMPTION BY TELEPHONE

Shareholders may elect to redeem Shares of the Fund by calling the Fund at the telephone numbers set forth on the front of this Prospectus. The Shareholder may direct that the redemption proceeds be mailed to the address of record or another address.

Neither the Fund nor its service providers will be liable for any loss, damages, expense or cost arising out of any telephone redemption effected in accordance with the Fund's telephone redemption procedures, acting upon instructions reasonably believed to be genuine. The Fund will employ procedures designed to provide reasonable assurances that instructions by telephone are genuine; if these procedures are not followed, the Fund or its service providers may be liable for any losses due to unauthorized or fraudulent instructions. These procedures may include recording all phone conversations, sending confirmations to Shareholders within 72 hours of the telephone transaction, and verification of account name and account number or tax identification number. If, due to temporary adverse conditions, investors are unable to effect telephone transactions, Shareholders may also redeem their Shares by mail as described above.

AUTOMATIC WITHDRAWAL

Shareholders may elect to have the proceeds from redemptions of Shares transmitted to an authorized bank account at a Federal Reserve member bank through ACH processing as described under "WHAT OTHER SHAREHOLDER PROGRAMS ARE PROVIDED? - ACH Processing" below.

The Fund will make payment for redeemed Shares as promptly as practicable but in no event more than seven days after receipt by Cardinal Management Corp. of the foregoing notice and any share certificates and powers. The Fund reserves the right to delay payment for the redemption of Shares where such Shares were purchased with other than immediately available funds, but only until the purchase payment has cleared (which may take fifteen or more days from the date the purchase payment is received by the Fund). The purchase of Fund Shares by wire transfer of federal funds would avoid any such delay.

The Fund may suspend the right of redemption or may delay payment during any period the determination of net asset value is suspended. See "HOW IS NET ASSET VALUE CALCULATED?".

SYSTEMATIC WITHDRAWAL PLAN

If you are the owner of Shares of the Fund having a total value of $10,000 or more at the current offering price, you may elect to redeem your Shares monthly or quarterly in amounts of $50 or more, pursuant to the Fund's Systematic Withdrawal Plan. Please contact The Ohio Company for the necessary form.

--------------------------------------------------------------------------------
HOW IS NET ASSET VALUE CALCULATED?
--------------------------------------------------------------------------------

The net asset value of the Fund is determined once daily as of 4:00 P.M., Columbus, Ohio time, on each business day the New York Stock Exchange is open for business and on any other day (other than a day on which no Shares of the Fund are tendered for redemption and no order to purchase any Shares of the Fund is received) where there is sufficient trading in the Fund's portfolio securities that the net asset value might be materially affected by changes in the value of the portfolio securities. The net asset value per share of the Fund is computed by dividing the sum of the value of the Fund's portfolio securities plus any cash and other assets (including interest and dividends accrued but not received) minus all liabilities (including estimated accrued expenses) by the total number of Shares then outstanding.

Portfolio securities which are traded on United States stock exchanges are valued at the last sale price on such an exchange as of the time of valuation on the day the securities are being valued. Securities traded in the over-the-counter market are valued at either the mean between the bid and ask prices or the last sale price as one or the other may be quoted by the National Association of Securities Dealers Automated Quotations System ("NASDAQ") as of the time of valuation on the day the securities are being valued. The Fund uses one or more pricing services to provide such market prices. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

Determination of the net asset value may be suspended at times when (a) trading on the New York Stock Exchange is restricted or such Exchange is closed for other than customary weekend and holiday closings, (b) an emergency as determined by the Securities and Exchange Commission exists making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable, or (c) the Securities and Exchange Commission has by order permitted such suspension.

--------------------------------------------------------------------------------
DOES THE FUND PAY FEDERAL INCOME TAX?
--------------------------------------------------------------------------------

The Fund intends to qualify as a "regulated investment company" under the Code for so long as such qualification is in the best interest of the Fund's shareholders. Qualification as a regulated investment company under the Code requires, among other things, that the regulated investment company distribute to its shareholders at least 90% of its investment company taxable income. The Fund contemplates declaring as dividends 100% of the Fund's investment company taxable income (before deduction of dividends paid).

A non-deductible 4% excise tax is imposed on regulated investment companies that do not distribute in each calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. If distributions during a calendar year were less than the required amount, the Fund would be subject to a nondeductible excise tax equal to 4% of the deficiency.

--------------------------------------------------------------------------------
WHAT ABOUT MY TAXES?
--------------------------------------------------------------------------------

It is expected that the Fund will distribute annually to shareholders all or substantially all of the Fund's net ordinary income and net realized capital gains and that such distributed net ordinary income and distributed net realized capital gains will be taxable income to shareholders for federal income tax purposes, even if paid in additional Shares of the Fund and not in cash. The dividends-received deduction for corporations will apply to the aggregate of such ordinary income distributions in the same proportion as the aggregate dividends eligible for the dividends received deduction, if any, received by the Fund bear to its gross income.

Distribution by the Fund of the excess of net long-term capital gain over net short-term capital loss is taxable to shareholders as long-term capital gain in the year in which it is received, regardless of how long the shareholder has held the Shares. Such distributions are not eligible for the dividends-received deduction.

If the net asset value of a Share is reduced below the shareholder's cost of that Share by the distribution of income or gain realized on the sale of securities, the distribution is a return of invested principal, although taxable as described above.

Prior to purchasing Shares, the impact of dividends or capital gains distributions which are expected to be declared or have been declared, but have not been paid, should be carefully considered. Any such dividends or capital gains distributions paid shortly after a purchase of Shares prior to the record date will have the effect of reducing the per share net asset value of the Shares by the amount of the dividends or distributions. All or a portion of such dividends or distributions, although in effect a return of capital, is subject to tax.

The foregoing is intended only as a brief summary of some of the important tax considerations generally affecting the Fund and its shareholders. Potential investors in the Fund are urged to consult their tax advisers concerning the application of federal, state and local taxes as such laws and regulations affect their own tax situation.

Cardinal Management Corp. will inform shareholders at least annually of the amount and nature of such income and capital gains.

--------------------------------------------------------------------------------
WHO MANAGES MY INVESTMENT IN THE FUND?
--------------------------------------------------------------------------------

Except where shareholder action is required by law, all of the authority of the Fund is exercised under the direction of the Fund's Board of Directors, which is empowered to elect officers and contract with and provide for the compensation of agents, consultants and other professionals to assist and advise in the operation of the Fund.

INVESTMENT ADVISER

The Fund has entered into an Investment Advisory Agreement with The Ohio Company, 155 East Broad Street, Columbus, Ohio 43215, an investment banking firm organized in 1925. The Ohio Company is a member of the New York Stock Exchange, the Midwest Stock Exchange, other regional stock exchanges and the National Association of Securities Dealers, Inc. Through its wholly-owned subsidiary, Cardinal Management Corp., The Ohio Company also acts as investment adviser to Cardinal Government Securities Trust, Cardinal Tax Exempt Money Trust, Cardinal Government Obligations Fund, Cardinal Balanced Fund and Cardinal Aggressive Growth Fund. Descendants of H.P. and R.F. Wolfe, deceased, and members of their families, through their possession of a majority of a voting stock, may be considered controlling persons of The Ohio Company.

In its capacity as investment adviser, and subject to the ultimate authority of the Fund's Board of Directors, The Ohio Company is responsible for the overall management of the Fund's business affairs. Since 1989,

John L. Schlater has been primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Schlater has been a portfolio manager with and an officer of The Ohio Company since 1986.

For the Fund's fiscal year ended September 30, 1994, The Ohio Company received compensation for its services provided under the Investment Advisory Agreement of .5% of average net daily assets of the Fund during such year. The Ohio Company may, however, periodically waive all or a portion of its advisory fee with respect to the Fund to increase the net income available for distribution as dividends. The waiver of such fee will cause the yield of the Fund to be higher than it would otherwise be in the absence of such a waiver.

TRANSFER AGENT

The Fund has entered into an Administration Agreement with Cardinal Management Corp., 215 East Capital Street, Columbus, Ohio 43215, pursuant to which Cardinal Management Corp. has agreed to act as the Fund's transfer agent, dividend disbursing agent and administrator of plans of the Fund. In consideration of such services, the Fund has agreed to pay Cardinal Management Corp. an annual fee, paid monthly, equal to $18 per shareholder account plus out-of-pocket expenses.

DISTRIBUTOR

The Fund has entered into a Distributor's Contract with The Ohio Company, 155 East Broad Street, Columbus, Ohio 43215, pursuant to which Shares of the Fund continuously will be offered on a best efforts basis by The Ohio Company and dealers selected by The Ohio Company. Walter R. Chambers is an officer and director of both the Fund and The Ohio Company. Frank W. Siegel and John L. Schlater are each an officer and director of the Fund and an officer of The Ohio Company. James M. Schrack II is an officer of both the Fund and The Ohio Company.

CUSTODIAN

The Fund has appointed The Fifth Third Bank ("Fifth Third") 38 Fountain Square Plaza, Cincinnati, Ohio 45263, as the Fund's custodian. In such capacity, Fifth Third will hold or arrange for the holding of all portfolio securities and other assets acquired and owned by the Fund.

--------------------------------------------------------------------------------
WHAT OTHER SHAREHOLDER PROGRAMS ARE PROVIDED?
--------------------------------------------------------------------------------

ACH PROCESSING

The Fund now offers ACH privileges. Investors may use ACH processing to make subsequent purchases, redeem Shares and/or electronically transfer distributions paid on Fund Shares, in addition to the other methods described in this Prospectus. ACH provides a method by which funds may be automatically transferred to or from an authorized bank account at a Federal Reserve member bank that is an ACH member. Please contact your representative if you are interested in ACH processing.

EXCHANGE PRIVILEGE

Shareholders of the Fund may, provided the amount to be exchanged meets the applicable minimum investment requirements and the exchange is made in states where it is legally authorized, exchange Shares of the Fund for shares of:

     Cardinal Aggressive Growth Fund,
     an equity fund seeking appreciation
     of capital (upon the payment of the
     applicable sales charge);

     Cardinal Balanced Fund,
     a fund seeking current income
     and long-term growth of both capital and income (upon the payment of the applicable sales charge);

     Cardinal Government Obligations Fund,
     a fund investing in securities issued
     or guaranteed by the U.S. Government
     or its agencies or instrumentalities
     (upon the payment of the appropriate sales charge);

     Cardinal Government Securities Trust,
     a U.S. Government securities money market fund
     (without payment of any sales charge); or

     Cardinal Tax Exempt Money Trust,
     a tax-free money market fund
     (without payment of any sales charge).

Notwithstanding the foregoing and subject to the limitations contained in the following paragraph, (i) exchanges by Qualifying Plans, for whom The Ohio Company serves as either a trustee or an investment adviser, of Fund Shares for shares of a Cardinal Load Fund may be completed without the payment of a sales charge, and (ii) exchanges of Fund Shares by all other shareholders for shares of a Cardinal Load Fund may be completed upon the payment of a sales charge equal to the difference, if any, between the sales charge payable upon purchase of shares of such Cardinal Load Fund and the sales charge previously paid on the Fund Shares to be exchanged.

The foregoing exchange privilege may be exercised only once in each calendar quarter and must be made by written or telephonic authorization. A shareholder should notify The Ohio Company of his desire to make an exchange, and The Ohio Company will furnish, as necessary, a prospectus and an application form to open the account. Cardinal Management Corp., as transfer agent, will require that any written authorization of an exchange include a signature guarantee as described above under "HOW MAY I REDEEM MY SHARES? -- Redemption by mail." However, a signature guarantee will not be required if the exchange is requested to be made within the same account or into an existing account of the shareholder held in the same name or names and in the same capacity as the account from which the exchange is to be made. Shareholders may also authorize an exchange of shares of the Fund by telephone. Neither the Fund nor any of its service providers will be liable for any loss, damages, expense or cost arising out of any telephone exchange authorization to the extent and subject to the requirements set forth under "HOW MAY I REDEEM MY SHARES? -- Redemption by telephone" above.

For tax purposes, an exchange is treated as a redemption and a new purchase. However, a shareholder may not include any sales charge on Shares of the Fund for purposes of calculating the gain or loss realized upon an exchange of those securities within 90 days of their purchase.

The Fund may at any time modify or terminate the foregoing exchange privilege. The Fund, however, will give shareholders of the Fund 60 days' advance written notice of any such modification or termination.

--------------------------------------------------------------------------------
WHAT ARE MY RIGHTS AS A SHAREHOLDER?
--------------------------------------------------------------------------------

The Fund has authorized 30,000,000 shares of Common Stock, without par value, and all of a single class. Holders of Shares are entitled to one vote or fraction thereof for each Share or fraction held. As provided by Ohio law, a shareholder is entitled at any election of directors to cumulate his votes, which means that a shareholder may give one director a total number of votes equal to the number of Shares owned times the number of directors to be elected, or distribute his votes on the same principle among two or more directors. All Shares, when issued, are fully paid and nonassessable and have no preemptive rights. Each outstanding Share or fraction thereof is entitled to participate on a pro rata basis in dividends, distributions and net assets upon liquidation. The Fund's Shares carry redemption rights as described under the caption "HOW MAY I REDEEM MY SHARES?".

Unless a shareholder expressly requests otherwise, dividends and capital gain distributions will be reinvested in Shares of the Fund and not paid in cash.

--------------------------------------------------------------------------------
WHO PROVIDES SHAREHOLDER REPORTS?
--------------------------------------------------------------------------------

The Fund will provide shareholders monthly a summary statement describing any purchases and sales of Shares of the Fund and dividend and capital gain distributions.

Holders of Shares should direct all inquiries concerning such matters to Cardinal Management Corp., 155 East Broad Street, Columbus, Ohio 43215.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                             Investment Adviser and Distributor
                                                  The Ohio Company
                                                  155 East Broad Street
                                                  Columbus, Ohio 43215

                                             Transfer Agent and Dividend Paying
                                             Agent
                                                  Cardinal Management Corp.
                                                  215 East Capital Street
                                                  Columbus, Ohio 43215

                                             Custodian
                                                  The Fifth Third Bank
                                                  38 Fountain Square Plaza
                                                  Cincinnati, Ohio 45263

                                             Legal Counsel
                                                  Baker & Hostetler
                                                  65 East State Street
                                                  Columbus, Ohio 43215

                                             Independent Auditors
                                                  KPMG Peat Marwick LLP
                                                  Two Nationwide Plaza
                                                  Columbus, Ohio 43215


                TABLE OF CONTENTS

                                             PAGE
                                            ------
KEY FEATURES................................     2
PROSPECTUS HIGHLIGHTS.......................     3
FEE TABLE...................................     4
FINANCIAL HIGHLIGHTS........................     5
WHAT IS THE FUND?...........................     6
WHAT ARE THE INVESTMENT OBJECTIVE
  AND POLICIES OF THE FUND?.................     6
HOW DO I PURCHASE SHARES OF THE FUND?.......     7
MAY MY TAX SHELTERED RETIREMENT PLAN INVEST
  IN THE FUND?..............................     9
HOW MAY I QUALIFY FOR QUANTITY DISCOUNTS?...     9
ARE THERE ANY SPECIAL PURCHASE PROGRAMS FOR
  CERTAIN RETIREMENT PLANS?.................    10
WHAT DISTRIBUTIONS WILL I RECEIVE?..........    10
HOW MAY I REDEEM MY SHARES?.................    11
HOW IS NET ASSET VALUE CALCULATED?..........    12
DOES THE FUND PAY FEDERAL INCOME TAX?.......    12
WHAT ABOUT MY TAXES?........................    13
WHO MANAGES MY INVESTMENT IN THE FUND?......    13
WHAT OTHER SHAREHOLDER PROGRAMS ARE
  PROVIDED?.................................    14
WHAT ARE MY RIGHTS AS A
  SHAREHOLDER?..............................    15
WHO PROVIDES SHAREHOLDER REPORTS?...........    16

                ------------------------

NO DEALER, SALESMAN OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE ADVISER, OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE FUND OR BY THE DISTRIBUTOR TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUND TO MAKE SUCH AN OFFER IN SUCH JURISDICTION.


                             ----------------------
                                   PROSPECTUS
                             ----------------------

                                February 1, 1995


                               THE OHIO COMPANY


                                     THE
                                   CARDINAL
                                   FUND INC.

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